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                                                                   EXHIBIT 10.18

                                INDUSTRIAL LEASE

         THIS INDUSTRIAL LEASE, made and entered into this 3 day of July, 1996, is by and between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Landlord"), and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Tenant").

         For and in consideration of the covenants and agreements herein contained, Landlord and Tenant hereby agree as follows:

                             BASIC LEASE PROVISIONS

         1. In addition to those terms defined elsewhere in this lease, the following terms shall have the following meaning when used in this lease:

                 (a) PREMISES: The land located in Natrona County, Wyoming and more fully described on Exhibit A and the Building, building walkways, driveways, parking areas and greenbelts, if any, located on such land.

                 (b) BUILDING: That portion of the Premises identified on the site plan attached hereto as Exhibit B.

                 (c) EQUIPMENT: All equipment and machinery owned by Landlord, located at the Premises and utilized in the operation of the warehousing plant located at the Premises.

                 (d)      LEASED PROPERTY:  The Premises, Building and the
Equipment.

                 (e) TERM: Five years, beginning on July 1, 1996 (the "Commencement Date"), and ending on June 30, 2001 (the "Expiration Date"), unless sooner terminated as herein provided.

                 (f)      PERMITTED USE:  Operation of a plant and warehouse.

                 (g)      BASE RENT:       $4,250.00

                 (h)      TENANT'S ADDRESS:      2122 Melodi Lane
                                                 Casper, Wyoming, 82601

                 (i)      LANDLORD'S ADDRESS:    Two Midtown Plaza, Suite 1990
                                                 1360 Peachtree Street, N.E.
                                                 Atlanta, GA 30309
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         In the event of any conflict between this Section 1 and the balance of this lease (including exhibits and riders), the latter shall control.

                            DEMISE OF PREMISES; TERM

         2. Subject to and upon the terms, provisions and conditions hereinafter set forth. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Term, the Premises.

                                      USE

         3. Tenant shall use and occupy the Premises for the Permitted Use and for no other purpose. Without limiting the generality of the foregoing, the Premises shall not be used for any activity or in any manner which is unlawful, immoral or disreputable. Tenant shall use the Premises in a careful, safe and proper manner. Tenant shall not commit waste nor suffer or permit waste to be permitted in, on or about the Premises. Tenant shall conduct its business and control its employees, agents, invitees and visitors in such manner as not to create any nuisance.

                                      RENT

         4. Tenant shall pay Landlord monthly, as rent for the Premises, the Base Rent, in advance, on the Commencement Date and on the first day of each succeeding calendar month during the Term. Base Rent due hereunder shall be apportioned for any fraction of a calendar month at the beginning and end of the Term. Tenant shall pay those charges on account of Taxes, Insurance Costs and Operating Expenses determined as set forth in Section 5, and such other sums as are required by the terms of this lease to be paid by Tenant. Any such charges or sums shall be deemed to be additional rent and Landlord shall have all rights of Landlord against Tenant for default in payment thereof as in the case of arrears of Base Rent. All Base Rent and additional rent shall be paid without notice (except as provided in Section 5 with respect to Taxes, Insurance and Operating Expenses charges), demand, setoff or deduction, in lawful money of the United States of America, at Landlord's Address or at such other place or to such other person as Landlord may from time to time designate in writing. Base Rent and additional rent are sometimes referred to in this lease collectively as "Rent."

                     REAL ESTATE TAXES, INSURANCE COSTS AND
                               OPERATING EXPENSES

         5.      (a)      Real Estate Taxes

                          (i)     Payments by Tenant.  Tenant shall pay all
Taxes on the Leased Property during the Term beginning with Taxes for the tax year during which the Term commences.
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                          (ii)    Definition of "Taxes".   As used herein, the
term "Taxes" shall mean real property taxes and assessments, general and special, and any levy or tax (other than franchise, inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charges hereinabove included within the definition of "Taxes" or (ii) which is imposed by a governmental agency.

                 (b)      Insurance Costs.   Tenant shall pay the cost of the
premiums for the policy of all-risk insurance covering the Leased Property required by Section 16. Such costs are hereinafter referred to as the "Insurance Costs."

                 (c)      Operating Expenses.

                          (i)     Tenant shall pay all Operating Expenses
related to the Leased Property. As used herein, "Operating Expenses" shall mean any and all costs, charges, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the operation, maintenance and repair of the Leased Property, excluding Taxes and Insurance Costs, including, but not limited to, the cost or charges for the following items: the cost of maintenance, repair and replacement of the Leased Property and building systems including any heating, air conditioning, plumbing, mechanical, electrical or other Systems serving both the Premises and other occupied spaces; lighting, walkways, driveways, parking areas and greenbelts, if any; landscaping services, security services (if any), window cleaning, building supplies, equipment and tools (or rental charges therefor if the same are rented), service agreements on equipment, the cost of compliance with any fire safety or other governmental rule or regulation imposed upon Landlord with respect to the Premises; and costs of making any capital improvements to tee Premises after the Commencement Date required to conform to changes after such date in all applicable laws, ordinances and rules, regulations and orders of any governmental authority having jurisdiction over the Premises.

                 (d) Tenant shall pay before delinquency any and all taxes (including personal property taxes), assessments, license taxes, fees and other charges levied, assessed or imposed and which become payable during the Lease Term upon Tenant's operations at, occupancy of or conduct of business at the Premises or upon the Equipment or Tenant's leasehold improvements, equipment, furniture, appliances, trade fixtures and any other personal property of any kind installed or located at the Premises.





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                                QUIET ENJOYMENT

         6. Landlord covenants and agrees with Tenant that upon Tenant paying the Base Rent and additional rent hereunder and observing and performing all the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this lease.

                             ACCEPTANCE CF PREMISES

         7. Landlord shall have no obligation whatsoever to alter, improve, remodel, redecorate or renovate the Premises for occupancy by Tenant or to alter, improve, replace or renovate the Equipment. Taking possession of the Premises by Tenant shall conclusively establish against Tenant that the Premises, the Equipment and the Building were in good and satisfactory order, condition and repair when possession was taken.

                        BUILDING UTILITIES AND SERVICES

         8.      (a)      Tenant shall be solely responsible for obtaining all
utility and other service needed by Tenant and Landlord shall not furnish any services to Tenant. The Tenant at its sole expense, shall have the right during the Term hereof to construct, install and maintain all necessary tap lines and facilities and to connect same to water supply and sewage lines.

                 (b) Tenant shall pay when due for all utilities and services, including all water, sewer, electric current, heat and telephone, supplied to the Premises, together with any taxes thereon.

                 (c) Landlord shall not be liable to Tenant or any other person, for direct or consequential damage, or otherwise, for any suspension, curtailment or interruption of any utility or service to the Premises, including, but not limited to, heating, air conditioning, electric current, natural gas, water, sewerage or other utility or service. Landlord reserves the right temporarily to discontinue such services, or any of them, at such times as may be necessary by reason of accident, unavailability of employees, repairs, alterations or improvements, strikes, lockouts, riots, acts of God, governmental preemption in connection with a national or local emergency, any rule, order or regulation of any governmental agency, conditions of supply and demand, Landlord's compliance with any governmental energy conservation or environmental protection program or any other happening beyond the control of Landlord. Landlord shall not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Section 8, nor shall such discontinuance in any way be construed as an eviction of tenant or cause an abatement of rent or operate to release tenant from any of Tenant's obligations hereunder. Landlord shall restore all services as soon as possible after any such discontinuance.





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                 (d)      Landlord, at Tenant's sole cost and expense, shall
grant in recordable form such easements over and in the Leased Property to any public utility company, semi-public utility company or appropriate municipal authority for installing and maintaining utilities solely to the Leased Property as Tenant may reasonably request.

                               ACCESS TO PREMISES

         9. Landlord, its agents and employees shall have the right to enter the Premises at all reasonable times (and at all times in case of emergency) to examine the Leased Property, to show the Leased Property to interested parties such as prospective mortgagees, tenants or purchasers, to post notices of nonliability regarding claims of persons furnishing labor or materials, in cases of emergency, to install, maintain, use, repair and replace utility lines, pipes, ducts, conduits, wires and the like in and through the Premises, and to make and perform such cleaning, maintenance, repairs, alterations, improvements, additions and adjustments to the Premises or to any other portion of the Building or to Building equipment and systems as Landlord may deem necessary or desirable, and may for such purposes bring and keep upon the Premises all necessary materials, supplies and equipment, and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, without the same constituting an eviction of Tenant in whole or in part or entitling Tenant to any abatement of Rent or damages, by reason of loss or interruption of business, or otherwise, nor shall the same affect Tenant's obligations under this lease in any manner whatsoever. If Tenant shall not be present to open the Premises for any such entry, Landlord may gain entry by use of a master key or card, and in an emergency by any means (including breaking any doors or windows), without rendering Landlord, its agents or employees liable therefor. In exercising its rights under this Section 9, Landlord shall use its best efforts to minimize interference with Tenant's use and enjoyment of the Premises.

                             ALTERATIONS BY TENANT

         10. Tenant shall not make alterations, installments, additions or improvements in or to the Leased Property including, without limitation, any roof penetrations or exterior modifications, without Landlord's prior written consent, which shall not be unreasonably withheld. Tenant understands and agrees that Landlord's consent will be conditioned upon, among other things, Landlord's approval of plans, specifications, contractors, insurance and hours of construction and Landlord's receipt of satisfactory mechanics' lien waivers duly executed by Tenant's contractors and suppliers. Tenant shall, if required by Landlord, obtain at Tenant's expense a completion and lien indemnity bond for such work, in form and substance satisfactory to Landlord. All alterations, etc., including all paneling, partitions and the like, shall, unless otherwise agreed in writing at the time Landlord's consent is obtained or unless Landlord requests removal thereof as provided in Section 20, become the property of Landlord, and shall remain upon, and be surrendered with the leased property, as a part thereof, at the end of the Term.





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                            MAINTENANCE AND REPAIRS

         11.     (a)      Tenant, at its own expense, shall maintain in good
order and condition the roof, foundation and structural soundness of the exterior walls of the Building, the walkways, driveways, parking areas and greenbelts, if any, of the Building, and any heating, air conditioning, plumbing, mechanical, electrical or other systems serving the Leased Property. Landlord shall have no obligation whatsoever for any maintenance or repairs. Tenant shall not be entitled to any allowance, abatement, compensation or damages from Landlord, for diminution of rental value or for loss or interruption of business, or otherwise, arising from Landlord, Tenant or others making any repairs, restorations, replacements, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances or equipment thereof. If Tenant fails to do so, Landlord may, at its option, do so and Tenant shall pay Landlord promptly upon billing, for all costs incurred plus 15% thereof for overhead.

                 (b) Tenant, at its own expense, shall also maintain the Leased Property and every part thereof in good order and condition including, without limitation, all windows (interior and exterior), window frames, window coverings, plate glass and glazing, truck doors, all systems exclusively serving the Premises, including, without limitation, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), and heating and air conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, timeclocks, boilers, heaters, supply and return grills), and all interior improvements within the Leased Property including, without limitation, walls and partitions, wall coverings, floors, carpet, floor coverings, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and all other interior improvements of any nature whatsoever, performing and making all maintenance, repairs, replacements and restorations (whether ordinary or extraordinary) as and when necessary to maintain such good order and condition, including painting, repainting and cleaning and replacement of areas or items that become worn, including, without limitation, wall, floor and window coverings. If Tenant fails to do so, Landlord may, at its option, do so, and Tenant shall pay Landlord, promptly upon billing, for all costs incurred.

                                MECHANICS' LIENS

         12. Tenant shall pay or cause to be paid all costs and charges for work done by it or caused to be done by it in or to the Leased Property and for all materials furnished for or in connection with such work. Tenant hereby indemnifies and agrees to hold Landlord, and the Leased Property free, clear and harmless of and from all mechanics' liens and claims for liens, and all other liabilities, liens, claims and demands on account of such work. If any such lien shall at any time be filed against the Premises, the Equipment, or the Building, Tenant shall cause such lien to be discharged of record within 20 days after the filing of such lien, whether by payment, posting of a statutory





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surety bond with the appropriate court or otherwise.  If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant shall fail to pay any charge for which a mechanics' lien has been filed, and such lien shall not have been discharged of record as described above, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to pay such charge and related costs and interest, or obtain a statutory surety bond, and the amount so paid, together with Landlord's expenses and reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord, with interest. Nothing contained in this lease shall be deemed the consent or agreement of Landlord to subject Landlord's interest in the Premises, the Equipment, or the Building to liability under any mechanics' or other lien law. At least 20 days prior to the commencement of any work (including, but not limited to, any maintenance, repairs, alterations, additions, improvements or installations) in or to the Leased Property, by or for Tenant, Tenant shall give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work.

                             FIRE OR OTHER CASUALTY

         13. If the Premises or the Building are damaged by fire or other casualty Landlord shall, unless this lease is terminated as provided below, proceed with reasonable diligence to repair the damage. There shall be no abatement of rent, whether or not such damage renders all or part of the Premises untenantable. In no event shall Landlord be required to make any repairs to or replacements of the Equipment or of any of Tenant's furniture, furnishings, fixtures, equipment and other personal property. Landlord may, at its option, terminate this lease, by written notice to Tenant given within 60 days after any fire or other casualty, if the damage to the Premises or the Building (whether or not the Premises are affected) shall be so great that: (i) repairs of such damage cannot, in Landlord's determination, be made within 90 days after the occurrence of such damage, without the payment of overtime or other premiums, or (ii) Landlord decides to demolish the Building, or if insurance proceeds equal to 95% or more of the cost of repair or reconstruction are not available to Landlord. In such event, Tenant shall surrender the Premises to Landlord and pay all Rent due through the date of termination.

                                 EMINENT DOMAIN

         14.     (a)      If all or any part of the Premises shall be taken by
any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to the portion of the Premises so taken or conveyed on the date when title vests in the condemning authority, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing sentence, any compensation specifically and





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separately awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill shall be and remain the property of Tenant.

                 (b) If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Building other than the Premises, or if any such space is so taken or is conveyed in lieu of such taking, and Landlord shall decide to demolish or rebuild the Building, then, in any of such events Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within 60 days after Landlord's receipt of such written advice, or commencement of such action or proceeding, or taking or conveyance, which termination shall be effective as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises or other part of the Building shall vest in the condemning authority.

                 (c) In the event of a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this lease within 30 days after the date of such taking or conveyance, upon written notice to Landlord, and upon the giving of such notice this lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the Rent from the date of such taking or conveyance to the date of termination. If a portion of the Premises is taken or conveyed in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, this lease shall continue in full force and effect as to the part of the Premises not taken or conveyed, and Base Rent shall abate proportionately, from the date of such taking or conveyance, in the ratio that the area of the Premises taken or conveyed bears to the total area of the Premises prior to such taking or conveyance.

                           ASSIGNMENT AND SUBLETTING

         15.     (a)      Except as otherwise provided in this Lease, Tenant
shall not voluntarily, by operation of law or otherwise, assign, encumber or otherwise transfer this lease or any interest herein or sublet all or any part of the Premises or the Equipment, or suffer or permit the Premises or any part thereof or the Equipment to be occupied or used by others (any and all of which hereinafter shall be referred to as a "Transfer"), without the prior written consent of Landlord in each instance. Landlord may withhold such consent in its sole and absolute discretion. Any Transfer without Landlord's prior written consent shall constitute a default hereunder and shall be void and shall confer no rights upon any third person. Without limiting the generality of the foregoing, if Tenant is not a natural person, any change in the parties in control of Tenant on the date hereof, whether by sale of stock or other ownership interests, or otherwise, and any merger, dissolution, consolidation or other reorganization of Tenant, shall be deemed a Transfer.





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                 (b)      Tenant shall make a written request to Landlord for
consent to each Transfer Tenant desires to make and shall submit in writing to Landlord (and Landlord shall be under no obligation to consider such request until it receives): (i) the name of the proposed assignee, subtenant or other transferee; (ii) a copy of the proposed assignment, sublease or other transfer documents (which shall include a copy of this lease as an exhibit thereto, together with the transferee's acknowledgment that it has received and read a copy of this lease); (iii) a description of the nature of any proposed assignee's, subtenant's or other transferee's business to be conducted in the Premises; and (iv) such financial and other information concerning the proposed assignee, subtenant or other transferee as Landlord may reasonably request.

                 (c) Every assignment of this lease to which Landlord consents shall be by an instrument in writing pursuant to which the assignee expressly agrees for the benefit of Landlord to assume, perform and observe all of Tenant's obligations under this lease. Tenant shall reimburse Landlord for Landlord's expenses and attorney's fees incurred in connection with the review and documentation of any Transfer for which Landlord's consent is requested, whether or not Landlord's consent is granted.

                 (d) If any Transfer shall occur, with or without Landlord's prior consent, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or other transferee, and apply the net amount collected to the Rent herein reserved. No collection by Landlord of any sum directly from any assignee, subtenant or other Transferee shall be deemed a waiver of this Section 15 or the acceptance of the assignee, subtenant or other transferee as the tenant hereof, or a release of Tenant from continuing liability to perform this lease. The consent by Landlord to a Transfer shall not relieve Tenant from primary liability hereunder (which shall be joint and several with any assignees, subtenants and other transferees) or from the obligation to obtain the express consent in writing of Landlord to any further Transfer. In no event shall Landlord's enforcement of any provision of this lease against any transferee be deemed a waiver of Landlord's right to enforce any provision of this lease against Tenant or any other person.

                                   INSURANCE

         16.     (a)       At all times during the Term, Tenant shall carry, at
Tenant's expense, with insurance companies and on forms satisfactory to
Landlord: (i) Comprehensive general liability insurance with a combined single limit for bodily injury and property damages of not less than $500,000.00 or such higher limit as Landlord shall reasonably require from time to time, including contractual liability insurance covering the insuring provisions of this lease and the performance by Tenant of the indemnity agreements set forth in this lease; and (ii) "All risk" insurance (including sprinkler leakage, if applicable) covering the Building in an amount equal to full replacement value and the Equipment and all leasehold improvements, equipment, fixtures, inventory, appliances, furniture, furnishings and personal property from time to time installed or placed in, on or upon the Premises by or for Tenant, in an amount not





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less than the full replacement cost without deduction for depreciation; and
(iii) worker's compensation insurance and any other employee benefit insurance sufficient to comply with all laws; (iv) business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to fire and all other perils commonly insured against by prudent tenants of manufacturing facilities for a period of interruption of not less than 12 months. Any policy proceeds from the insurance described in clause
(ii) above shall be used for the repair or replacement of the property damaged or destroyed unless this lease is terminated pursuant to Section 13. The policies providing the insurance described in clauses (i) and (ii) above shall name Landlord and such others as Landlord specifies from time to time as additional insureds as their interests may appear. Certificates of insurance evidencing all insurance required by this lease or, at Landlord's request, certified copies of the policies, shall be delivered to Landlord prior to Tenant's occupancy of the Premises and thereafter at least 15 days prior to the expiration of each such policy. Such insurance shall provide that Landlord and any other additional insured, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss occasioned to it, its agents and employees notwithstanding the acts or omissions of Tenant. All such policies shall provide that they may not be terminated or amended except after 30 days' written notice thereof to Landlord and all other additional insureds. All such insurance shall be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry.

                 (b) Tenant shall cause its respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building or the Premises or the contents thereof or the Equipment. Tenant agrees to cause all occupants of the Premises claiming under or through Tenant to execute and deliver to Landlord a waiver of claims as stated above and to obtain waiver of subrogation rights endorsements as stated above.

                                   INDEMNITY

         17. Tenant shall neither hold nor attempt to hold Landlord, its employees or agents liable for and Tenant shall indemnify and hold harmless Landlord, its employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages, liabilities, judgments, and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with or arising from: (i) any acts, omissions or negligence of Tenant, its agents, employees, contractors, subtenants, invitees or visitors or any violation or non-performance of any law, ordinance or governmental requirement of any kind or of any provision of this lease by any of such persons; or (ii) any injury or damage to the person, property or business of Tenant, its agents, employees, contractors, invitees, visitors or any other person entering upon the Premises or the Building under express or implied invitation of Tenant, where the injury or damage is caused by any reason other than solely by the negligence of Landlord.





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                              COMPLIANCE WITH LAWS
                           AND INSURANCE REQUIREMENTS

         18. Tenant shall not use or occupy, or permit any portion of the Premises or the Equipment to be used or occupied, in violation of any law, ordinance, order, rule, regulation, certificate of occupancy, or other governmental requirement or for any activity or in any manner deemed to be hazardous on account of fire or other hazards, or that would in any way violate, suspend, void, or increase the rate of fire, liability or any other insurance of any kind at any time carried by Landlord. Any increase in the cost of such insurance attributable to Tenant's activities, property or improvements in the Premises or Tenant's failure to perform and observe its obligations under this lease shall be payable by Tenant to Landlord, from time to time, on demand. Tenant, at its own expense, shall promptly comply with all laws, ordinances, orders, rules, regulations and other governmental requirements now or hereafter in effect relating to the use, condition or occupancy of the Premises, and all applicable protective covenants and all rules, orders, regulations and requirements of the board of fire underwriters, or any other similar body, having jurisdiction over the Building. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, ordinance, order, rule, regulation or other requirement, shall be conclusive of that fact as between Landlord and Tenant. This Section 18 shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenant's use of the Premises or the condition or configuration of the Premises caused or requested by Tenant or any improvements in or to the Premises made by or at the request of Tenant. Tenant shall, at its own expense, comply with any and all requirements pertaining to the Premises or the Equipment, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises or the Equipment.

                                    PARKING

         19. Landlord shall not be required to provide parking facilities for Tenant in the event, and to the extent, provision, operation or use of parking facilities is limited, prevented or prohibited by any governmental authority exercising jurisdiction, or by reason of damage, destruction, repair, alteration or any cause beyond Landlord's control. Any such failure or inability of Landlord to provide parking facilities for Tenant and any unavailability of parking spaces shall not subject Landlord to any liability to Tenant whatsoever, nor shall the same entitle Tenant to any elimination or abatement of any rent or be construed or deemed to be an eviction of Tenant or operate to release Tenant from any of Tenant's obligations under this lease.

                                  END OF TERM

         20. Before the expiration or other termination of the Term, Tenant shall promptly and peaceably quit and surrender to Landlord the Equipment, in good order and working condition, ordinary wear and tear since the date of the last required repair excepted, and the Premises, broom-clean, in good order and condition, ordinary wear and tear since the date of the last required repair excepted, with all interior walls repaired and replaced, if damaged; all floors cleaned; all carpets cleaned and shampooed; all broken, marred or nonconforming acoustical ceiling tiles replaced; all windows washed; the air conditioning and heating systems in good operating condition and repair; and the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts. If Tenant is not then in default hereunder, Tenant may remove from the Premises any trade fixtures and movable equipment (but not including the Equipment) and furniture placed therein by Tenant. Whether or not Tenant is in default hereunder, Tenant shall, at Tenant's expense, remove from the Premises before the expiration of the Term (or promptly following any sooner termination of the Term) such alterations, additions, improvements, trade fixtures, equipment and furniture as Landlord shall require and restore the Premises to their condition prior to the installation of such item(s). All trade fixtures, equipment, furniture, inventory and effects not so removed shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to pay or account therefor; and Tenant shall pay Landlord all expenses incurred in connection with such property, including, but not limited to, the cost of removing such property and repairing any damage to the Building or Premises caused by removal of such property. Tenant's obligation to observe and perform the provisions of this Section 20 shall survive the expiration or other termination of this lease.

                                    HOLDOVER

         21. If Tenant or anyone claiming under Tenant shall remain or continue to be in possession of the Premises or any part thereof after the end of the Term without the express written consent of Landlord, Tenant shall be deemed to be illegally retaining possession and shall pay Landlord monthly for the entire holdover period, as liquidated damages for loss of use of the Premises, an amount equal to 200% of the monthly Base Rent payable immediately prior to the end of the Term, plus all Taxes, Insurance and Operating Expenses. No such holding over and no acceptance by Landlord of payments of liquidated damages as provided in this Section 21 shall be construed to extend this lease or to constitute Tenant a tenant of the Premises on any basis whatsoever. In the event of any unauthorized holding over, Tenant shall also indemnify Landlord against all loss or liability resulting from such holding over, including, without limitation, any claims by any succeeding tenant founded on such delay. Any holding over with the express written consent of Landlord shall thereafter constitute this lease a tenancy from month-to-month on all of the terms and conditions of this lease reasonably applicable to a month-to-month tenancy, except that, unless otherwise agreed in writing by Landlord and Tenant, the monthly Base Rent for the Premises shall be an amount equal to 125% of the monthly Base Rent payable immediately prior to end of the Term.

                          SUBORDINATION AND ATTORNMENT

         22. This lease is and shall be subject and subordinate to all mortgages, deeds of trust or other encumbrances, and any and all renewals, extensions, modifications, consolidations and replacements thereof, now or hereafter affecting all or any portion of the Building (except to the extent any such instrument shall expressly provide that this lease is superior thereto); provided, however, such subordination shall not be effective unless and until the mortgagee, trustee or beneficiary shall execute and deliver to Tenant a non-disturbance agreement pursuant to which such mortgagee, trustee or beneficiary agrees that Tenant's possession of the Premises and rights and privileges under this lease shall not be disturbed on account of any foreclosure or conveyance in lien of foreclosure, if Tenant is not in default under this lease and so long as Tenant shall pay all Rent and observe and perform all of the provisions set forth in this lease. This clause shall be self-operative and no further instrument of subordination shall be required in order to effectuate it. Nevertheless, Tenant shall execute and deliver promptly any certificate or other assurance in confirmation of such subordination requested by any mortgagee, beneficiary under a deed of trust or by Landlord. Tenant hereby irrevocably appoints Landlord, its successors and assigns as Tenant's attorney-in-fact to execute and deliver any such certificates and other assurances for and on behalf of Tenant, if Tenant fails to do so as provided above. In the event any proceedings are brought for the foreclosure of any mortgage, deed of trust or other encumbrance to which this lease is subject and subordinate, Tenant shall, upon request of the party succeeding to the interest of Landlord as a result of such proceedings, automatically attorn to and become the tenant of such successor in interest without change in the terms of this lease. Tenant shall on request by and without cost to Landlord or such successor in interest, execute and deliver any instruments confirming such attornment. The lien of any mortgages shall not cover any trade fixtures or other personal property paid for and installed in the Leased Property by Tenant (or any persons claiming under Tenant) without any contribution or reimbursement therefor by Landlord.

                            STATEMENT OF PERFORMANCE

         23. Landlord or Tenant shall, from time to time, within 10 days after the one party's request therefor, execute, acknowledge and deliver to such party a statement in recordable form certifying that this lease is in full force and effect, that this lease is unmodified, or if modified, stating any such modifications, that there are no defenses or offsets to the lease by the other party, or stating such defenses or offsets as are claimed by the other party, that the other party is not in default hereunder or specifying any defaults by the other party that such party alleges, and specifying the date to which Rent has been paid, and specifying any further information about this lease or the Premises that such party may reasonably request. Such party's failure to deliver such certificate within such time shall be a material default of such party and shall be conclusive upon such party that this lease is in full force and effect without modification except as may be represented by the other party, that there are no uncured defaults in the other party's performance and that no more than one month's Rent has been paid in advance. Both parties agree that such certificates may be relied upon by prospective purchasers, mortgagees or lessors of the Building.

                             RULES AND REGULATIONS

         24. The rules and regulations set forth in Exhibit C attached hereto are hereby made a part of this lease. Landlord may from time to time amend, modify, delete or add new and additional reasonable rules and regulations for the use, safety, cleanliness and care of the Premises and the Building and the comfort, quiet and convenience of occupants of the Building. Such new or modified rules and regulations shall be effective upon notice to Tenant from Landlord thereof. Tenant and its employees, agents, licensees and visitors shall at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit C or as hereinafter modified by Landlord. No provision of this lease shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations or terms, covenants or conditions in any other lease, against any other tenant or person.

                                    DEFAULT

         25. The occurrence or existence of any one or more of the following events or circumstances shall constitute a material default hereunder by Tenant:

                 (a) Tenant shall fail to pay when due any Base Rent or additional rent payable hereunder (except that the first two times such failure occurs during each calendar year, Tenant shall not be in default unless it fails to pay such sum within 5 days after notice of failure to pay is given by Landlord);

                 (b)      Tenant shall vacate or abandon the Premises;

                 (c) Tenant shall fail to perform or observe any other provision of this lease to be performed or observed by Tenant and such failure continues for 20 days after written notice thereof by Landlord to Tenant (or for such period, if any, as may be reasonably required to cure such default if it is of such nature that it cannot be cured within such 20-day period, provided that Tenant commences to remedy such default within such 20-day period and proceeds with reasonable diligence thereafter to cure such default);

                 (d) This lease or the Leased Property or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, and such attachment shall not be discharged or disposed of within 60 days after the levy thereof;

                 (e) Tenant shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) make an assignment of all or a substantial part of its property for the benefit of creditors, (iii) apply for or consent to or acquiesce in the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of Tenant's property or of the Premises or the Equipment or of Tenant's interest in this lease; or (iv) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization under any bankruptcy or insolvency law or an arrangement with creditors, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceedings; or

                 (f) The entry of a court order, judgment or decree without the application, approval or consent of Tenant, approving a petition seeking reorganization of Tenant under any bankruptcy or insolvency law or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of Tenant's property or of the Premises or the Equipment or of Tenant's interest in this lease, or adjudicating Tenant a bankrupt or insolvent, and such order, judgment or decree shall not be vacated, set aside or dismissed within 60 days from the date of entry.

                                    REMEDIES

         26.     If Tenant shall default under this lease as set forth in
Section 26, Landlord shall have the following rights and remedies, in addition to all other remedies at law or equity and none of the following, whether or not exercised by Landlord, shall preclude the exercise of any other right or remedy whether herein set forth or existing at law or equity:

                 (a) Landlord shall have the right to terminate this lease by giving Tenant written notice at any time. No act by or on behalf of Landlord, such as entry of the Premises by Landlord to perform maintenance and repairs and efforts to relet the Premises, other than giving Tenant written notice of termination, shall terminate this lease. If Landlord gives such notice, this lease and the term hereof as well as the right, title and interest of Tenant under this lease shall wholly cease and expire in the same manner and with the same force and effect (except as to Tenant's liability) on the date specified in such notice as if such date were the expiration date of the term of this lease without the necessity of reentry or any other act on Landlord's part. Upon any termination of this lease Tenant shall quit and surrender to Landlord the Premises as set forth in Section 20. If this lease is terminated, Tenant shall be and remain liable to Landlord for damages as hereinafter provided and Landlord shall be entitled to recover forthwith from Tenant as damages and amount equal to the total of: (i) all Base Rent and other sums accrued and unpaid at the time of termination of the lease, plus interest thereon at the rate provided in Section 26(c), and (ii) the amount of Base Rent and all other sums that would have been payable hereunder if the lease had not been terminated, less the net proceeds, if any, of any reletting of the Premises, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, tenant inducements, legal expenses, reasonable attorneys' fees, alteration, remodeling and repair costs, expenses of employees, and expenses of preparation for such reletting, which damages Tenant shall pay to Landlord on the days on which the Base Rent and other sums would have been payable if the lease had not terminated, or, alternatively, at Landlord's option, an amount equal to the present value (discounted at the rate of 5% per annum) of the balance of the Base Rent and other sums payable for the remainder of the stated term of this lease after the termination date less the present value (discounted at the same rate) of the reasonable rental value of the Premises for such period, plus all of Landlord's expenses incurred in repossessing the Premises and reletting (or attempting to relet) the Premises, including, but without limitation, the expenses enumerated above, and all other amounts necessary to compensate Landlord fully for all damage caused by Tenant's default. No provision(s) of this lease shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of any termination of this lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount referred to above.

                 (b) Landlord may, without demand or notice, reenter and take possession of the Premises or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of any and all such persons (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants. If Landlord elects to reenter as provided in this Section 26(b), or if Landlord takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals, and upon such other conditions as Landlord may in its absolute discretion deem advisable, with the right to make alterations and repairs to the Premises. No such reentry, repossession or reletting of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this lease unless a written notice of termination is given to Tenant by Landlord. No such reentry, repossession or reletting of the Premises shall relieve Tenant of its liability and obligation under this lease, all of which shall survive such reentry, repossession or reletting. Upon the occurrence of such reentry or repossession, Landlord shall be entitled to the amount of the monthly Base Rent, and all other sums, which would be payable hereunder if such reentry or repossession had not occurred, less the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated in (a) above. Tenant shall pay such amounts to Landlord on the days on which the Base Rent and other sums due hereunder would have been payable hereunder if possession had not been retaken. In no event shall Tenant be entitled to receive the excess, if any, of net rent collected by Landlord as a result of such reletting over the sums payable by Tenant to Landlord hereunder. If this lease is terminated as a result of Landlord's actions in retaking possession of the Premises or otherwise, Landlord shall be entitled to recover damages from Tenant as provided in Section 26(a).

                 (c) Landlord shall have the right to recover from Tenant the rents and damages provided for above by suit or suits brought from time to time without Landlord being required to wait until the expiration of the Term, or if this lease is terminated, the date on which such expiration would have occurred. If Tenant shall default in making any payment required to be made by Tenant (other than payments of Base Rent) or shall default in performing any other obligations of Tenant under this lease, Landlord may (provided that it has given Tenant the notice, if any, required by Section 26), but shall not be obligated to, make such payment or, on behalf of Tenant, expend such sum as may be necessary to perform such obligation. All sums so expended by Landlord with interest thereon shall be repaid by Tenant to Landlord on demand. No such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default. Whenever Tenant shall be required to make payment to Landlord of any sum with interest, interest shall be payable from the date such sum is due until paid, at an interest rate equal to the annual interest rate announced publicly from time to time by the Chemical Bank of New York City (or its successor) as its prime rate or its base corporate borrowing rate if the same is at any time not called the prime rate (the "Prime Rate") plus five percent per annum or at the maximum rate permitted by law, whichever is lower. As used in this lease, the terms "reenter," "reentry," "take possession," "repossess" and "repossession" are not restricted to their technical legal meaning.

                 (d) Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of terms and provisions of this lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "adequate assurance" shall include at least the following:

                          (i)     In order to assure Landlord that the proposed
assignee will have the resources with which to pay the Rent, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date of this lease increased by five percent for each year from the effective date of the lease through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this lease.

                          (ii)    Any proposed assignee must have been engaged
in the Permitted Use for at least five years prior to any such proposed assignment.

                          (iii)   In entering into this lease, Landlord
considered extensively the Permitted Use and determined that such Permitted Use would substantially benefit Landlord's manufacturing operations in the Building and that were it not for Tenant's agreement to make only the Permitted Use of the Premises, Landlord would not have entered into this lease. Landlord's overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this lease makes any use of the Premises other than the Permitted Use.

                                     SIGNS

         27. Tenant shall not install, place, inscribe, paint or otherwise attach any sign, advertisement, poster, placard, lettering, notice, marquee or awning (collectively, "Signs" and individually, a "Sign") on any part of the outside of the Premises (including the outside walls and the roof) or on any windows of the Premises or on any part of the inside of the Premises which is visible from outside of the Premises or on any part of the Building, without the prior written consent of Landlord in each instance which shall not be unreasonably withheld or delayed. Any permitted Sign shall comply with the requirements of any governmental or quasi-governmental authority having jurisdiction over the Building and Tenant shall be solely responsible for such compliance. All permitted Signs shall be printed, painted, affixed, attached or inscribed at the expense of Tenant by a person approved of by Landlord. Tenant shall, at its own expense, maintain in first-class condition all permitted Signs and, at the expiration or termination of this lease, remove all such permitted Signs and repair any damage caused by such removal in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of such Signs. Landlord shall have the right to remove all non-permitted Signs without notice to Tenant and at the expense of Tenant. Tenant's obligations under this Section 27 shall survive the expiration or termination of this lease.

                       LANDLORD'S INABILITY TO PERFORM

         28. This lease and Tenant's obligations hereunder shall not be affected or excused because of Landlord's delay or failure to perform or comply with any of Landlord's obligations hereunder for reasons beyond the reasonable control of Landlord, including, without limitation, strikes or other labor difficulties, inability to obtain necessary governmental permits and approvals (including building permits and certificates of occupancy), unavailability of materials, war, riot, civil insurrection or governmental preemption in connection with a national emergency. Further, Landlord shall not be deemed to be in default in the performance of any of its obligations unless and until it has failed to perform such obligations within 30 days after written notice from Tenant specifying Landlord's failure to perform; but if the nature of Landlord's obligation is such that more than 30 days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such 30-day period and thereafter diligently prosecutes same to completion. Tenant shall give each mortgagee or beneficiary under a deed of trust or other encumbrance affecting the Building, by certified or registered mail, a copy of any notice of default served upon Landlord, provided that Tenant has been notified in writing of the address of such mortgagee or beneficiary or has previously executed an estoppel certificate or subordination agreement in favor of such mortgagee or beneficiary. Landlord shall not be in default until written notice has been given by Tenant to Landlord and to the persons referred to in the preceding sentence. Tenant further agrees that if Landlord fails to cure such default within the time provided above, then all of such mortgagees and beneficiaries shall have an additional 30 days within which to cure such default or if such default cannot be cured within that time, then in such additional time as may be necessary if, within such 30 days, any such mortgagee or beneficiary has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, prosecution of foreclosure proceedings, if necessary to effect such cure), during which time Tenant shall not exercise any right available to it on account of such default. However, no such mortgagee or beneficiary shall be obligated to perform any of Landlord's obligations hereunder.

                                  ABANDONMENT

         29. Tenant shall continuously operate its business in the Premises and shall not vacate or abandon the Premises at any time during the Term; if Tenant shall cease business operations, abandon, vacate or surrender the Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

                             ENVIRONMENTAL MATTERS

         30.     (a)      Tenant shall and shall cause its agents, employees,
contractors and invitees to use the Premises and the Equipment and conduct any operations on the Premises in compliance with all applicable federal, state and local environmental statutes, regulations, ordinances and any permits, approvals or judicial or administrative orders issued thereunder. For purposes of this lease, "Hazardous Substances" shall mean any and all hazardous or toxic substances, hazardous constituents, contaminants, wastes, pollutants or petroleum (including, without limitation, crude oil or any fraction thereof), including, without limitation, hazardous or toxic substances, pollutants and/or contaminants as such terms are defined in CERCLA or RCRA; asbestos or material containing asbestos; and PCBs, PCB articles, PCB containers, PCB article containers, PCB equipment, PCB transformers or PCB-contaminated electrical equipment (as such terms are defined in Part 761 of Title 40, Code of Federal Regulations). Tenant covenants that:

                          (i)     No Hazardous Substances shall be generated,
treated, stored or disposed of, or otherwise deposited in or located on the Premises;

                          (ii)    no activity shall be undertaken on the
Premises which would cause:

                                  (1)      The Premises to become a hazardous
waste treatment, storage or disposal facility within the meaning of, or otherwise cause the

Premises to be in violation of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 69 et seq., or any similar state law or local ordinance;

                                  (2)      A release or threatened release from
any source on the Premises of Hazardous Substances from the Premises within the meaning of, or otherwise cause the Premises to be in violation of, the Comprehensive Environmental Response Compensation and Liability Act, as amended ("CERCLA"), 42 U.S.C. Section 9601 et seq., or any similar state law car local ordinary or any other environmental law;

                                  (3)      The discharge of pollutants or
effluents into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., or the Clean Air Act, 42 U.S.C.
Section 7401 et seq., or any similar state law or local ordinance;

                          (iii)   There shall be no substances or conditions in
or on the Premises which may support a claim or cause of action under RCRA, CERCLA, any other federal, state or local environmental statutes, regulations, ordinances or other environmental regulatory requirements or under any common law claim relating to environmental matters, or could result in recovery by any governmental or private party of remedial or removal costs, natural resources damages, property damages, damages in personal injuries or other costs, expenses or damages, or could result in injunctive relief arising from any alleged injury or threat of injury to health, safety or the environment; and

                          (iv)    There shall be no underground storage tanks
or release or threatened releases from such tanks; located on the Premises.

                 (b) If it is discovered that any Hazardous Substances have been deposited, released, discharged or otherwise caused to exist, on or from the Premises, in violation of the provisions of this Section 30, but excluding conditions existing prior to the Commencement Date, then Tenant agrees promptly to remove, clean up or take such other remedial action with regard to such substances as may be required by applicable law or regulations. Any such remedial action shall be the sole responsibility of Tenant and shall be conducted solely at Tenant's expense. If Tenant fails to commence or diligently pursue such remedial action in Landlord's sole judgment, then, after written notice to Tenant, Landlord may declare an event of default under this lease and exercise any and all remedies hereunder, and/or cause the taking of such remedial action as may be required solely at Tenant's expense. Tenant grants to Landlord, its agents and employees access to the Premises and the license to carry out such remedial action.

                 (c) Tenant shall give Landlord prompt notice of any of the following occurrences arising with regard to the Premises or Tenant's activities thereon:

                          (i)     Any spill, release, threatened release or
other occurrence that would constitute a violation of the provisions of Section 30(a);

                          (ii)    The notification of any of the events set
forth in Section 30(c)(i) to any federal, state or local governmental agency or authority;

                          (iii)   Any notices, claims or allegations of
environmental violations or contamination received from any federal, state or local governmental agency or authority or the filing or commencement of any judicial or administrative proceeding by any such agency; or

                          (iv)    The filing or threatened filing of any
judicial or administrative proceeding by any private party alleging injury or threat of injury to property, health, safety or the environment.

                 (d) Tenant hereby agrees to indemnity, defend and hold harmless Landlord and its agents, affiliates, officers, directors and employees (all of such entities and persons being referred to herein individually as an "Indemnified Person" and collectively as the "Indemnified Parties") from and against any and all liabilities, claims, demands, actions and causes of action whatsoever (including, without limitation, attorneys' fees and expenses, and costs and expenses reasonably incurred in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character) to which any Indemnified Person may be subject arising out of or relating to any alleged contamination of the Premises arising from any violation of Tenant's obligations under this Section 30. Those costs, damages, liabilities, losses, claims, expenses (including, without limitation, attorneys' fees and disbursements) for which the Indemnified Parties are indemnified hereunder shall be reimbursable as incurred without any requirement of waiting for the ultimate outcome of any litigation, claim or other proceeding, and Tenant shall pay such costs, damages, liabilities, losses, claims and expenses (including, without limitation, attorneys' fees and disbursements) as incurred by Landlord or other Indemnified Persons within 15 days after notice itemizing the amounts incurred to the date of such notice.

                 (e) The obligations of Tenant set forth in this Section 30 shall survive the expiration or earlier termination of this lease or the exercise by Landlord of any of its remedies hereunder.

                                ATTORNEY'S FEES

         31.     (a)      In the event that Landlord should bring suit to
obtain possession of the Leased Property, for the recovery of any sum due under this lease, or because of the breach of any provision of this lease, or for any other relief against Tenant hereunder, then all costs and expense, including reasonable attorneys' fees, incurred by the successful party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

                 (b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including its reasonable attorneys' fees.

                           PAYMENTS AFTER TERMINATION

         32. No payments of money by Tenant to Landlord after the termination of this lease, in any manner, or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this lease or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of rent due or any other sums due under the terms of this lease, and the payment of such sums of money, whether as rent or otherwise, shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                         NO IMPLIED SURRENDER OR WAIVER

         33. The waiver by either party of the other party's failure to perform or observe any term, covenant or condition contained in this lease or in the rules and regulations set forth in Exhibit C or hereafter adopted shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure to perform or observe the same or any other term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the Term shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof. No waiver shall be effective unless in writing signed by the waiving party. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the rules and regulations set forth in Exhibit C or hereafter adopted against Tenant or any other tenant in the Building shall not be deemed a waiver of any or all of such rules and regulations. No act or thing done by Landlord or Landlord's agent during the Term shall be deemed an acceptance of a surrender of the Leased Property, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employees of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this lease. The delivery of keys to any employee of Landlord, or of Landlord's agents, shall not operate as a termination of this lease or a surrender of the Premises or the Equipment. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent due hereunder, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord. Time is of the essence of this lease and of each and all of its provisions.

                NO REPRESENTATIONS BY LANDLORD; ENTIRE AGREEMENT

         34. Landlord and Landlord's agents have made no representations, warranties, agreements or promises with respect to the Premises, the Equipment or the Building except such, if any, as are expressed herein. The entire contract of the parties is contained herein, and there are no promises, agreements, representations, warranties, conditions or understandings, either oral or written, between them, other than as are herein set forth; all prior or contemporaneous promises, agreements, representations, warranties, conditions or understandings between or among the parties and their agents or representatives relative to the leasing of the Leased Property being merged in or revoked by this lease.

                               TENANT'S AUTHORITY

         35. If Tenant is a corporation (or a partnership), each individual executing this lease on behalf of such corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this lease on behalf of such corporation (or partnership) in accordance with the By-laws of such corporation (or the partnership agreement of such partnership) and that this lease is binding upon such corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord a certified copy of the resolution of the Board of Directors of such corporation authorizing or ratifying the execution of this lease.

                                NOTICE AND BILLS

         36. Any bill, statement, notice or demand which Landlord may desire or be required to give to tenant shall be in writing and shall be deemed sufficiently given or rendered if delivered personally to tenant or any of its employees or agents, at the premises, or sent by certified or registered United States mail, postage prepaid, addressed to Tenant at Tenant's Address, or, after commencement of the Term, at the Premises, and any such notice or demand shall be deemed to have been given at the time when it is personally delivered or mailed. Any notice or demand by Tenant to Landlord shall be in writing and must be served by certified or registered United States mail, postage prepaid, addressed to Landlord at Landlord's Address. Either party shall have the right to change its address for notice by giving notice as provided above.

                             DEFINITION OF LANDLORD

         37. The term "Landlord" as used in this lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Building. In the event that the interest of the Landlord herein named (or any transferee) in the Building is transferred, whether by sale, lease or sublease, foreclosure, or otherwise, the named Landlord (or the then grantor) shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and any such transferee that such transferee has assumed and agreed to carry out any and all covenants and obligations of the named Landlord (or the then grantor) and is the Landlord hereunder.

                            LIMITATION OF LIABILITY

         38. Notwithstanding anything to the contrary expressly or impliedly contained in this lease, there shall be absolutely no personal liability of any person, firm, partnership, association, or other entity who or which constitutes Landlord, under or with respect to any of the terms, covenants, conditions or provisions of this lease, or of any violation hereof, and Tenant shall look solely to the interest of Landlord in the Building for the satisfaction of each and every claim and remedy of Tenant in the event of any default or violation whatever by Landlord hereunder; such exculpation of personal liability is absolute and without any exception or modification whatever, now or hereafter.

                                MOVING EXPENSES

         39. Landlord shall reimburse Tenant for up to $30,000.00 of Tenant's actual moving expenses less Landlord's transaction, including attorneys' fees, for acquisition of the Leased Property, including all related loan fees and costs.

                              MEMORANDUM OF LEASE

         40. The Landlord and the Tenant shall, simultaneously with the execution hereof, enter into a short term memorandum of this lease, suitable for recording under the laws of the State of Wyoming and reasonably satisfactory to the parties hereto, in which reference to this lease and the primary provisions hereof shall be made.

                         MORTGAGES OF TENANT'S INTEREST

         41.     (a)      Notwithstanding any provision of this lease to the
contrary, Tenant and its successors and assigns shall have the unrestricted right to mortgage and pledge this lease to Lyon Credit Corporation, whose address is Soundview Plaza, 1266 East Main Street, Stamford, Connecticut, 06902 ("Leasehold Mortgagee") subject, however, to the limitations of this Section.

                 (b) If Tenant, or Tenant's successors or assigns, shall mortgage this lease in compliance with the provisions of this Section, then so long as any such mortgage shall remain unsatisfied of record, the following provisions shall apply:

                          (i)     Landlord, upon serving Tenant any notice of
default pursuant to the provisions of Section 25 hereof, or any other notice under the provisions of or with respect to this lease, shall also serve a copy of such notice upon the Leasehold Mortgagee, at the address provided for in
Section 41(a) hereof, and no notice by Landlord to Tenant hereunder shall be deemed to have been duly given unless and until a copy thereof has been so served upon the Leasehold Mortgagee.

                          (ii)    Any Leasehold Mortgagee, in case Tenant shall
be in default hereunder, shall, within the grace period provided in this lease and otherwise as herein provided, have the right to remedy the default, or cause the same to be remedied, and Landlord shall accept the performance by or at the instance of the Leasehold Mortgagee as if the same had been made by Tenant.

                          (iii)   For the purposes of this Section, no Event of
Default shall be deemed to exist under Section 25 of this lease in respect to the payment of money, performance of work required to be performed, or of acts to be done, or of conditions to be remedied, if steps shall, in good faith, have been commenced by the Leasehold Mortgagee within the time permitted in
Section 25 hereof to cure such Event of Default and shall be prosecuted to completion with diligence and continuity as provided in Section 25 hereof.

                          (iv)    Notwithstanding anything to the contrary
contained in this lease, upon the occurrence of an Event of Default, Landlord shall take no action to effect a termination of this lease without first giving to the Leasehold Mortgagee written notice thereof and thirty (30) days within which either (A) to obtain possession of the Leased Property (including possession by a receiver) or (B) to institute, prosecute and complete foreclosure proceedings or otherwise acquire Tenant's interest under this lease, and upon the Leasehold Mortgagee's acquisition of Tenant's interest in this lease, the Leasehold Mortgagee shall be required to promptly cure all Events of Default then reasonably susceptible of being cured. Notwithstanding the foregoing, (1) the Leasehold Mortgagee shall not be obligated to continue possession or to continue foreclosure proceedings after all Events of Default shall have been cured; (2) nothing contained herein shall preclude Landlord, subject to the provisions of this Section 41, from exercising any rights or remedies under this lease with respect to any other Events of Default by Tenant during the pendency of foreclosure proceedings and (3) the Leasehold Mortgagee shall agree with Landlord in writing to comply during the period of forbearance with the terms, conditions and covenants of this lease as are reasonably susceptible of being complied with by the Leasehold Mortgagee. A Leasehold Mortgagee, its designee, or other purchaser in foreclosure proceedings may become the legal owner and holder of this lease through foreclosure proceedings or by assignment of this lease in lieu of foreclosure or otherwise.

                          (v)     In the event of the termination of this lease
prior to the expiration of the Term, except by eminent domain as provided in
Section 14 hereof, Landlord shall serve upon Leasehold Mortgagee written notice that this lease has been terminated together with a statement of any and all sums which would at that time be due under this lease but for termination, and of all other Events of Default, if any, under this lease then known to Landlord. The Leasehold Mortgagee shall thereupon have the option to obtain a new lease within thirty (30) days of such notice.

                                  The new lease shall be entered into at the
reasonable cost of the Leasehold Mortgagee, shall be effective as of the date of termination of this lease, and shall be for the remainder of the term of this lease and at the rent and upon all the agreements, terms, covenants and conditions hereof, including any applicable rights of renewal, first refusal and purchase. The new lease shall require the Leasehold Mortgagee to perform any unfulfilled obligation of the Tenant under this lease which can be cured by the payment of money or which are otherwise reasonably able to be performed. Upon the execution of a new lease, the Leasehold Mortgagee shall pay the reasonable expenses, including attorneys' fees, incurred by Landlord in connection with the recovery of possession of the Leased Property and the preparation, execution and delivery of the new lease.

                          (vi)    Any notice or other communication which
Landlord shall desire or is required to give to or serve upon the Leasehold Mortgagee shall be in writing and shall be served in accordance with Section 36 hereof, addressed to the Leasehold Mortgagee at the address set forth in
Section 41(a), or to the Leasehold Mortgagee pursuant to notice in writing given to Landlord. Any notice or other communication which the Leasehold Mortgagee shall desire or is required to give to or serve upon Landlord shall be deemed to have been duly given or served if sent in accordance with Section 36 hereof.

                          (vii)   No agreement between Landlord and Tenant
modifying, canceling or surrendering this lease shall be effective without the prior written consent of the Leasehold Mortgagee.

                          (viii)  No merger of the interests of Landlord and
Tenant herein shall result in a merger of this lease in the fee interest.

                          (ix)    Notwithstanding any provision of this lease
to the contrary, Landlord agrees that in the event that a Leasehold Mortgagee acquires the Tenant's interest in this lease, whether by foreclosure, assignment or otherwise, Landlord agrees not to unreasonably withhold or delay its consent to the further assignment or subletting of this lease or the Premises by such Leasehold Mortgagee. Nothing contained in this subsection 41(b)(ix) shall reduce or abrogate such Leasehold Mortgagee's obligations to comply with Section 15(b)-(d) of this lease.

                                 MISCELLANEOUS

         42.     (a)      If any provision of this lease shall prove to be
illegal, invalid or unenforceable, the remainder of this lease shall not be affected thereby, and in lieu of each provision of this lease that is illegal, invalid or unenforceable, there shall be added as part of this lease a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                 (b) Except as herein otherwise provided, no amendment, alteration, modification of or addition to this lease shall be valid or binding unless expressed in writing and signed by the party or parties to be bound thereby;

                 (c) The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and subject to Section 15, their assigns. If there is more than one entity or person which or who are the Tenant under this lease, the obligations imposed upon Tenant under this lease shall be joint and several.

                 (d) Landlord and Tenant hereby mutually waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Property, or any claim of injury or damage.

                 (e) Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this lease, entitle Tenant to any abatement of rent hereunder or result in any liability of Landlord to Tenant.

                 (f) Landlord shall have the right to name the Building and, from time to time, to change the name, number or designation of the Building. Tenant shall not, without the prior written consent of Landlord, use the name of the Building, if any, for any purpose other than as the address of the business conducted by Tenant in the Premises. Landlord shall have the right, from time to time and at any time, to make alterations and additions in and to the Building including building equipment and systems, and to change the size, use, arrangement, location or nature of any walkways, driveway, parking areas and greenbelts, provided that no such changes shall deprive Tenant of a reasonable means of access to the Premises or deprive Tenant of the substantial use and enjoyment of the Premises. No such changes shall entitle Tenant to any abatement of rent or damages and such action shall not constitute an actual or constructive eviction of Tenant.

                 (g) The language in all parts of this lease shall be in all cases construed according to its fair meaning, and not strictly for or against Landlord or Tenant. The caption of each Section is added as a matter of convenience only and shall be considered of no effect in the construction of any provision(s) of this lease.

                 (h) Tenant shall not record this lease or any portion or memorandum hereof or any reference hereto. However, if requested by Landlord, Tenant shall, within 10 days after request, execute a short form memorandum of lease, in recordable form, which may, at Landlord's option, be placed of record.

                 (i) This lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any setoff of the Rent owing hereunder against Landlord, if Landlord fails to perform its obligations set forth herein; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building or any portion thereof and an opportunity granted to Landlord and such holder to correct such violation as provided in Section 28.

                 (j) The voluntary or other surrender of this lease by Tenant or the cancellation of this lease by mutual agreement of Tenant and Landlord or the termination of this lease on account of Tenant's default shall not work a merger, and shall, at Landlord's option, terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and all known sublessees or subtenants in the Premises or any part thereof.

                 (k) This lease shall in all respects be governed by and interpreted in accordance with the laws of the state in which the Premises are located.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this lease as of the date first set forth above.


LANDLORD:                               TENANT;

MELODI LANE INVESTMENTS, LLC,           AIR DRILLING SERVICES, INC.,
a Wyoming limited liability company     a Wyoming corporation


By: /s/ ROBERT W. ESPY III              By:  /s/ CHAMAN MALHOTRA
    ------------------------------           -----------------------------------
    Member                              Its: President
                                             -----------------------------------

                                        ATTEST: /s/ ROBERT W. ESPY III
                                                --------------------------------
                                        Its: Secretary
                                             -----------------------------------
                                        (Corporate Seal)

                                   EXHIBIT C

                             RULES AND REGULATIONS

         The rules and regulations set forth in this Exhibit shall be and hereby are made a part of the lease to which they are attached. Whenever the term "Tenant" is used in these rules and regulations, it shall be deemed to include Tenant, its employees or agents and any other persons permitted by Tenant to occupy or enter the Premises. The following rules and regulations may from time to time be modified by Landlord in the manner set forth in Section 24 of the lease.

         1. OBSTRUCTION. The sidewalks, entries, passages, corridors, halls, lobbies, stairways and other parts of the Building available for use by Tenant in common with others shall be controlled by Landlord and shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such location, whether or not any such item constitutes an obstruction without the prior written consent of Landlord. Landlord shall have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant.

         2. TENANT'S CONTRACTORS. Tenant shall refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the Premises to Landlord for approval and supervision before performance of any contractual service. This rule shall apply to all work performed in the Building including installation of telephones, telegraph equipment electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

         3. NO LODGING PERMITTED. Tenant shall not at any time occupy or allow the occupancy of any part of the Building as sleeping or lodging quarters.

         4.      LOST OR STOLEN ITEMS.   Landlord is and will not be
responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

         5. HEAVY ARTICLES. Tenant shall not place a load upon the floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law or which may, in the reasonable opinion of Landlord, constitute a hazard to or may damage the Building. Tenant shall pay the fees of Landlord's structural engineer if structural engineering advice is necessary in planning the positioning of heavy loads. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance.

         6. PASSKEY. Landlord may at all times keep a pass key or access card to the Premises, and Landlord, its employees, agents and contractors shall be allowed admittance to the Premises as provided in the lease. Landlord will not permit entrance to the Premises by Tenant's employees, agents, contractors, invitees or guests, by use of the pass key or access card maintained by Landlord without written authorization of Tenant.

         7. LOCKS AND KEYS FOR PREMISES. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. Two keys or access cards to the Premises and to the toilet rooms if locked by Landlord will be furnished by Landlord, and Tenant shall not have any duplicate key or card made. Additional keys or cards will be furnished at Tenant's expense. At the termination of this tenancy Tenant shall promptly return to Landlord all keys and access cards to the Premises and toilet rooms. Tenant shall deposit with Landlord a reasonable sum determined by Landlord to insure return of such keys and cards. The deposit will be refunded when the keys and cards are returned.

         8. USE OF WATER FIXTURES. Water closets and other water fixtures shall not be used for any purpose other than that for which they are intended, and any damage resulting to such fixtures from misuse on the part of Tenant shall be paid for by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

         9. NO ANIMALS. No animals (except "seeing-eye" dogs accompanied by their owners) shall be brought into or kept in or about the premises or in the halls, corridors and other parts of the Building.

         10. BICYCLES. Bicycles or other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking, if any.

         11. TRASH. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts of the Building. All trash shall be placed in receptacles provided by Tenant on the Premises or in receptacles, if any, provided by Landlord for the Building.

         12. WINDOWS AND DOORS. Tenant shall not install, inscribe, paint or otherwise place or affix any sign, lettering, poster or advertising medium upon or adjacent to the exterior or interior of the windows and doors of the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window or door that may appear unsightly from outside the Premises.

         13. PARKING. Tenant shall not park or permit to be parked: (a) recreation vehicles, including boats, within the Building; (b) any trucks or other vehicles adjacent to loading areas so as to interfere in any way with the use of such areas; (c) any inoperative vehicles or equipment, within the Building; (d) any vehicles or equipment in any common area of the Building not designated by Landlord for parking of vehicles; and (e) any vehicles in any space in violation of any special designation of such space, such as: RESERVED, HANDICAPPED or VISITORS ONLY.

         14. HAZARDOUS OPERATIONS AND ITEMS. Tenant shall not install or operate any steam or gas engine or boiler, or conduct any mechanical operations in the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Tenant shall not bring or permit to be brought or kept in or on the Premises any flammable, combustible, hazardous or explosive fluid, material, chemical or substance.

         15. SOLICITATION: FOOD AND BEVERAGES. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not engage in or permit any canvassing, soliciting, peddling, parading, picketing or demonstrating or distributing of any circular, booklet, handbill, placard, leaflet or other material in any part of the Building, including, but not limited to, any corridors, halls and lobbies, and any sidewalks outside of the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, nor install or permit the installation or use of any machine or equipment for dispensing goods or foods or beverages in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises without the approval of Landlord and in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute, or deliver food and beverages within the Building, or to use the elevators or public areas of the Building for that purpose.

         16. STORAGE. If any portion of the Premises is used for storage of files, supplies, equipment or any other material, and such area is visible from outside of the Premises, Tenant shall screen such area from public view by use of appropriate window coverings satisfactory to Landlord.

         17. CAPTIONS. The caption for each of these rules and regulations is added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of these rules and regulations.

         18. RIGHT TO CHANGE RULES. Landlord shall have the right from time to time to amend, modify or rescind the Rules and Regulations or to add reasonable new and additional Rules and Regulations for the use, safety, cleanliness and care of the Premises and the Building and the comfort, quiet and convenience of occupants of the Building.

                  FIRST AMENDMENT TO INDUSTRIAL LEASE BETWEEN
                          MELODI LANE INVESTMENTS, LLC
                        AND AIR DRILLING SERVICES, INC.

        THIS FIRST AMENDMENT, made this 20th day of June, 1997, by and between Melodi Lane Investments, LLC, first party (hereinafter called "Landlord") and Air Drilling Services, Inc., second party (hereinafter called "Tenant").

                                  WITNESSETH:

        WHEREAS, a lease agreement was executed on July 3, 1996 between Melodi Lane Investments, LLC, as Landlord, and Air Drilling Services, Inc., as Tenant (the "Lease"), and

        WHEREAS, Landlord and Tenant wish to amend said lease,

        NOW THEREFORE, for and in consideration of the premises, and the sum of $1.00 in hand paid, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto do agree as follows:

        1.      Section 1(e) of the Lease shall be amended to read as follows:

                "(e)    TERM. Ten years, beginning on July 1, 1996 (the
        "Commencement Date"), and ending on June 30, 2006 (the "Expiration Date"), unless sooner terminated as herein provided."

        2. Section 1(g) shall be deleted and the following substituted in lieu thereof:

                "(g)    BASE RENT: $4,250.00 for the period through June 30,
        2001, and adjusted thereafter as provided in Section 4 hereof."

        3.      The following paragraph shall be added to Section 4:

                "For the period July 1, 2001 through June 30, 2006, the Base Rent shall be the greater of (i) $4,250.00 or (ii) an amount determined by using the Appraised Value as determined pursuant to paragraph 43 hereof, amortized as a loan over ten (10) years with the rate of interest based upon the "Prime Rate" plus one percent (1%) to obtain a monthly payment. The term "Prime Rate" shall mean the Prime Rate as published in The Wall Street Journal in its most recent issue prior to July 1, 2001"

        4.      The following Section 43 shall be added to the Lease:

                              "OPTION TO PURCHASE.

                43. On or before April 1, 2001, the Landlord shall obtain an appraisal of the fair market value of the Property (the "Appraised Value") from a reasonably qualified and experienced appraiser of the type of property similar to the Leased Property, and shall possess either ten (10) years experience in such appraisals or be designated as an MAI appraiser under the standards of the American Institute of Real Estate Appraisers. Landlord shall notify the Tenant of the Appraised Value on or before April 1, 2001.

                        Tenant shall have the option to purchase the Leased Premises for the Appraised Value upon notice to the Landlord on or before May 31, 2001. Such option must be exercised by written notice thereof to Landlord, and within thirty (30) days of such notice,

Landlord shall convey good and marketable title to Tenant upon Tenant's tender of the purchase price to Landlord. Adjustments for taxes, utilities and other items customarily pro-rated shall be made at the time of such conveyance."

        5. Any and all other provisions of the lease agreement not inconsistent with this amendment shall remain unchanged and the lease agreement shall otherwise remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this First Amendment to Lease as of the date first set forth above.

                                        LANDLORD:

                                        MELODI LANE INVESTMENTS, LLC,
                                        a Wyoming limited liability company

                                        By: /s/ ROBERT W. ESPY III
                                           --------------------------------
                                           Robert W. Espy III, Member


                                        TENANT:

                                        AIR DRILLING SERVICES, INC.,
                                        a Wyoming corporation


                                        By: /s/ CHAMAN L. MALHOTRA
                                           ---------------------------------
                                           Chaman L. Malhotra, President

                                        Attest:
[CORPORATE SEAL]
                                        /s/ ROBERT W. ESPY III
                                        -------------------------------------
                                        Robert W. Espy III, Secretary